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                                                                        EX. 10.2


                            MASTER LEASE AGREEMENT


     MASTER LEASE AGREEMENT dated as of October 31, 1996 between SHIVA CORPORATION, a Massachusetts corporation ("Lessor"), and FlashNet
Communications corporation ("Lessee").

     IN CONSIDERATION of the mutual agreements hereinafter set forth and the payment of rent as herein provided, the parties hereto agree as follows:

1.  PROPERTY LEASED.

     Lessor hereby rents, demises and lets to Lessee all of the tangible personal property (the "Equipment") listed on each equipment schedule ("Equipment Schedule") executed, from time to time, pursuant to this Master Lease. Each Equipment Schedule shall be substantially in the form of Exhibit A, shall incorporate therein all of the terms and conditions of this Master
Lease, shall contain such additional terms and conditions as Lessor and Lessee shall agree and shall constitute a separate, distinct and independent lease and contractual obligation of Lessee.

2.  DEFINITIONS.

     2.1 "Acceptance Date" means, as to each Item of Equipment designated on any Equipment Schedule, the date on which the Certificate of Acceptance with respect to such Equipment is executed by Lessee.

     2.2 "Commencement Date" means, as to each Item of Equipment designated on any Equipment Schedule, where the Acceptance Date for such Equipment falls on the first day of the month, that date, or, in any other case, the first day of the month following the month in which the Installation Date occurs.

     2.3  "Event of Default" has the meaning specified in Section 14 hereof.

     2.4 "Shiva" means Shiva Corporation or any subsidiary or associated company thereof.

     2.5 "Item" means any individual item or items of Equipment identified in an Equipment Schedule.

     2.6 "Lease" means an Equipment Schedule as it incorporates the terms of this Master Lease, together with any riders, supplements and amendments to such Equipment Schedule and Master Lease.

     2.7  "Manufacturer" means the manufacturer of the Equipment.

     2.8 "Potential Event of Default" means any event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

3.  TERM AND RENEWAL.

     3.1 TERM. The term of this Master Lease shall commence on the date set forth above and shall continue in effect so long as any Equipment Schedule remains in effect. The lease term for each Item shall commence on the Acceptance Date for such Item and shall continue for an initial period ending that number of months from the Commencement Date as is specified in the applicable Equipment Schedule (the "Initial Term"). On the Acceptance Date for each Item of Equipment, Lessee shall execute and deliver to Lessor a Certificate of Acceptance substantially in the form of Exhibit B. The fact that a Manufacturer's maintenance agreement has been entered into by Lessee or (where applicable) there is in force a valid Manufacturer's warranty in respect of an Item shall be conclusive evidence that Lessee finds such Item complete, in good working order and condition and satisfactory for its requirements.

     3.2 RENEWAL. Upon the expiration of the Initial Term of a Lease, if Lessee has not exercised the purchase option provided in the applicable Equipment Schedule, then such Lease automatically shall be renewed for successive six month periods ("Renewal Terms") until terminated by either party giving to the other not less than three

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months prior written notice of termination.  Any such termination shall be effective on the last day of the Initial Term or the last day of any Renewal Term. Each Renewal Term shall be upon the same terms and conditions as those of the Initial Term. Rent during the Renewal Term shall accrue to Lessor beginning upon the commencement of the Renewal Term and shall be due and payable during the Renewal Term and any extensions thereof on the same terms as during the Initial Term.

4.  RENT AND PAYMENT.

     Rent shall begin to accrue on the Acceptance Date and Lessee shall pay to Lessor, as rental for the Equipment during the Initial Term, the rent set forth in the applicable Equipment Schedule ("Rent"), which shall be due and payable on the dates ("Rent Payment Dates") specified therein. Rent shall be paid to Lessor at the address set forth for Lessor in the Equipment Schedule or at such other place as Lessor shall designate in writing, or if to an assignee of Lessor, at such place as such assignee shall designate in writing, and shall be paid free and clear of all claims, demands or setoffs against Lessor or such assignee. Whenever any payment (of Rent or otherwise) is not made when due hereunder, Lessee shall pay interest on such amount until and including the date of payment, at the lesser of (a) 1.5% per month ("the Overdue Rate") and (b) the maximum allowable rate of interest permitted by law.

5.  SELECTION; WARRANTY AND DISCLAIMER OF WARRANTIES.

     Lessee represents and warrants that it selects the Equipment based on its own judgement and expressly disclaims any reliance upon statements made by Lessor. Lessee authorizes Lessor to insert in each Equipment Schedule the serial numbers and other identifying data of the Equipment. Lessor warrants to Lessee that, so long as Lessee shall not be in default of any of the provisions of the applicable Equipment Schedule, neither Lessor nor any Assignee or Secured Party (as such terms are defined in Section 6.2) of Lessor will disturb Lessee's quiet and peaceful possession of the Equipment and Lessee's unrestricted use thereof for its intended purpose LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT, ITS MERCHANTABILITY, OR ITS FITNESS FOR A PARTICULAR PURPOSE. LESSOR SHALL NOT BE LIABLE TO LESSEE OR ANY OTHER PERSON FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR LESSORS PASSIVE NEGLIGENCE. LESSEE HEREBY ACKNOWLEDGES THAT ANY MANUFACTURER'S OR SUPPLIERS'S WARRANTIES WITH RESPECT TO THE EQUIPMENT ARE FOR THE BENEFIT OF BOTH LESSOR AND LESSEE. NOTWITHSTANDING TO FOREGOING, LESSEE'S OBLIGATIONS TO PAY EACH RENT PAYMENT DUE, OR OTHERWISE PERFORM ITS OBLIGATIONS UNDER THIS LEASE ARE ABSOLUTE AND UNCONDITIONAL.

6.  TITLE AND ASSIGNMENT.

     6.1 TITLE. Nothing contained herein or in any Equipment Schedule shall give or convey to Lessee any right, title or interest in or to the Equipment, except as a lessee as set forth therein and Lessee represents and agrees that Lessee shall hold the Equipment subject and subordinate to the rights of Lessor, any Assignee and any Secured Party and Lessee shall furnish Lessor with such documentation as Lessor shall reasonably request with respect thereto. Lessor is hereby authorized by Lessee, at Lessor's expense, to cause this Master Lease, any Equipment Schedule or any statement or other instrument in respect of any Equipment Schedule as it may deem necessary or appropriate showing the interest of Lessor, any Assignee and any Secured Party in the Equipment to be filed in all jurisdictions deemed by Lessor to be necessary or appropriate and Lessee agrees to execute and deliver Uniform commercial Code financing statements reasonably requested


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by Lessor for such purpose. Lessee, at its expense, shall protect and defend
Lessor's title as well as the interest of any Assignee and any Secured Party against all persons claiming against or through Lessee and shall at all times keep the Equipment free and clear from any legal process, liens or encumbrances whatsoever (except any placed thereon by or through Lessor) and shall give Lessor immediate written notice thereof and shall indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any loss caused thereby.

     6.2 ASSIGNMENT BY LESSOR. Lessee acknowledges Lessor's intent to have the ability to sell and assign its interest, or grant a security interest for the purpose of securing an obligation, in and to each Equipment Schedule and the Equipment listed therein in whole or in part to a security assignee (a "Secured Party") for the purpose of securing a loan to Lessor. Lessor may also sell and assign its rights as owners and lessor of the Equipment under any Equipment Schedule to an assignee (an "Assignee") which, at the option of Lessor or the Assignee, may be represented by a bank or trust company acting as a trustee in which case such trustee shall be the Assignee. After such assignments, the term Lessor shall mean, as the case may be, such Assignee or trustee and any Secured Party. Lessee hereby consents to such assignments and shall acknowledge such assignment or assignments as shall be designated by written notice, hereto, given by Lessor to Lessee and further covenants and agrees that:

     (a) Any such Secured Party or Assignee shall have and be entitled to exercise any and all discretions, rights and powers of Lessor hereunder or under any equipment Schedule, but such Secured Party or Assignee shall not be obligated to perform any of the obligations of Lessor hereunder or under any Equipment Schedule. However, any such Secured Party or Assignee shall covenant that it will not disturb Lessee's quiet and peaceful possession of such Equipment or its unrestricted use thereof for its intended purpose during the term hereof so long as no Event of Default has occurred and is continuing hereunder.

     (b) Lessee shall pay to such Secured Party or Assignee as shall be designated in such notice, all Rent and any and all other amounts designated in such notice which are payable by Lessee under any Equipment Schedule, notwithstanding any defense, counterclaim, recoupment or setoff of whatever nature, whether by reason of breach of such Equipment Schedule or otherwise, which it may or might now or hereafter have against Lessor (Lessee reserving its right to have recourse directly against Lessor on account of any such defense or claim).

     (c) Lessee will execute and deliver such further documentation as such Secured Party or Assignee may reasonably require to perfect or further the assignments contemplated by this Section 6.2.

     (d) Subject to and without impairment of Lessee's leasehold rights in and to the Equipment, Lessee holds the Equipment for such Secured Party or Assignee to the extent of such Secured Party's or Assignee's rights therein. Notwithstanding the foregoing, upon expiration of the Initial Term or any extension thereof, Lessee shall return the Equipment pursuant to Section 10 upon the direction of Lessor.

     (e) Notwithstanding any assignment of Lessor's rights hereunder to an Assignee, Secured Party or any other person or entity, Lessor agrees that it shall remain principally responsible and obligated to perform all of Lessor's obligations and agreements hereunder.

     6.3 ASSIGNMENT BY LESSEE. Lessee shall not assign, transfer, or sublease any of its rights or obligations in, to, or under this Master Lease or any Equipment Schedule without the prior written consent of Lessor. Notwithstanding any such permitted assignment, Lessee shall not be relieved of any liabilities or obligations hereunder, except by prior written agreement between Lessee, Lessor, and any other Secured Party or Assignee.

7.  NET LEASES; TAXES AND FEES.

     7.1 NET LEASE. Each Equipment Schedule constitutes a net lease. Lessee's obligation to pay all Rent and any and all amounts payable by Lessee under any Equipment Schedule shall be absolute and unconditional and shall not be subject to any abatement, reduction, set off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever, and such payments shall be and continue to be payable in all events.

     7.2 TAXES AND FEES. Lessee covenants and agrees to pay when due or reimburse and indemnify and hold Lessor harmless from and against all taxes, fees or other charges of any nature whatsoever (together with any related


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interest or penalties) now or hereafter imposed or assessed during the term of each Equipment Schedule against Lessor, Lessee or the Equipment by any federal, state, county or local governmental authority upon or with respect to the Equipment or upon the ordering, purchase, ownership, delivery, leasing, possession, use, operation, return or other disposition thereof or upon the rents, receipts or earnings arising therefrom or upon or with respect to any Equipment Schedule (except only federal, state and local taxes based on or measured by the net income of Lessor). To the extent permitted by applicable law, Lessee shall prepare (in such manner as will show Lessor's ownership of the Equipment) and timely file all tax returns required in connection with taxes payable by Lessee hereunder.

8. CARE, USE AND MAINTENANCE; ALTERATIONS AND ATTACHMENTS; AND INSPECTION BY LESSOR.

     8.1 CARE, USE AND MAINTENANCE. Lessee shall, at its sole expense, at all times during the term of each Equipment Schedule, maintain the Equipment in good operating order, repair, condition and appearance and protect the Equipment from deterioration, other than normal wear and tear.

Lessee shall not use the Equipment for any purpose other than that for which it was designed. Lessee covenants that the Equipment will at all times be used and operated in accordance with the Manufacturer's instructions and in compliance with any restriction contained in the Manufacturer's warranties and the Maintenance Agreement (if applicable) regarding the Equipment and with any and all statutes, laws, ordinances and regulations of any governmental agency applicable to the Equipment. Lessee will not, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix the Equipment to any real property, if, as a result thereof, the Equipment will become a fixture under applicable law and will provide Lessor with such landlord's and mortgagee's waivers as Lessor may request in connection therewith.

     8.2 ALTERATIONS AND ATTACHMENTS. Lessee will not, without prior written consent of Lessor, affix or install any accessory, equipment or device on the Equipment leased hereunder which will either impair the originally intended function or use of such Equipment or cannot be readily removed without causing material damage to such Equipment. All such accessories, equipment and devices furnished, attached or affixed to the Equipment shall thereupon become the property of Lessor (except such as may be readily removed without causing material damage to the Equipment).

     8.3 INSPECTION BY LESSOR. Upon the request of Lessor, Lessee shall, at reasonable times during business hours and subject to Lessee's normal security, safety and confidentiality regulations, make the Equipment available to Lessor for inspection at the place where it is normally located and shall make Lessee's log and maintenance records pertaining to the Equipment available to Lessor for inspection.

9.  REPRESENTATIONS AND WARRANTIES OF LESSEE AND LESSOR.

     9.1 REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents, warrants and covenants that, with respect to this Master Lease and each Equipment Schedule executed hereunder:

     (a) The execution, delivery and performance thereof by Lessee have been duly authorized by all necessary corporate action and do not conflict with Lessee's charter or by-laws or with any indenture, contract or agreement by which it is bound, or with any statute, judgment, decree, rule or regulation binding upon it.

     (b) Any individual executing this Master Lease or any documents delivered in connection herewith on behalf of Lessee is duly authorized to do so.

     (c) The Master Lease and each Equipment Schedule constitute legal, valid and binding agreements of Lessee enforceable in accordance with their respective terms.


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     (d)  The Equipment is personal property and when subjected to use by
Lessee will not be or become fixtures under applicable law.

     9.2 REPRESENTATIONS AND WARRANTIES OF LESSOR. Lessor represents, warrants and covenants that, with respect to the Master Lease and each Equipment Schedule executed hereunder:

     (a) The execution, delivery and performance thereof by Lessor have been duly authorized by all necessary corporate action.

     (b) Any individual executing this Master Lease or any documents delivered in connection herewith on behalf of Lessor is duly authorized to do so.

     (c) The Master Lease and each Equipment Schedule constitute legal, valid and binding agreements of Lessor enforceable in accordance with their respective terms.

10.  DELIVERY AND RETURN OF EQUIPMENT.

     Lessee hereby assumes the full expense of transportation to Lessee's premises (including in-transit insurance) and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Equipment Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's expense recrate or otherwise suitably package the Equipment and deliver the Equipment to Lessor at a location to be designated by Lessor which is within the continental United States. The Equipment shall be returned to Lessor in the same operating order, repair, condition and appearance as on the Acceptance Date, reasonable wear and tear only excepted, with the Manufacturer's then latest engineering and safety changes incorporated therein to the extent that such changes were applicable to Lessee's business.

11.  LABELING.

     Lessee covenants and agrees that, upon the request of Lessor, it shall cause the Equipment to be plainly, permanently and conspicuously marked on the rear of the Equipment, by stenciling or by metal tag or plate affixed thereto as supplied by Lessor, indicating Lessor's interest in the Equipment. Lessee shall replace any such stenciling, tag or plate which may be removed or destroyed or become illegible. Lessee shall keep all Equipment free from any marking or labeling which might be interpreted as a claim of ownership thereof by Lessee or any party other than Lessor or anyone so claiming through Lessor.

12.  INDEMNIFICATIONS.

     12.1 LOSS INDEMNIFICATION. Lessee shall and does hereby indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees (a "Claim"), arising out of the ownership, selection, possession, leasing, renting, operation, control, use, maintenance or delivery of the Equipment. Notwithstanding the foregoing, Lessee shall not be responsible under the terms of this Section 12 to a party indemnified hereunder for any claim occasioned by the gross negligence or willful misconduct of such indemnified party. Lessee shall immediately notify Lessor of any Claim arising out of the alleged or improper manufacturing, functioning or operation of any Item of Equipment, and promptly furnish Lessor with details thereof and copies of documents pertaining thereto.

13.  RISK OF LOSS AND INSURANCE.

     13.1 RISK OF LOSS. Lessee hereby assumes the entire risk of loss, damage, theft or destruction of the Equipment, including during shipment of the Equipment to Lessee, and ending upon Lessee's delivery of the Equipment to Lessor as required in Section 10, and no such loss, damage or destruction shall relieve Lessee of any of its obligations under any Equipment Schedule executed hereunder. In the event the Equipment is lost, damaged, destroyed or stolen or title thereto shall be taken by any governmental authority under power of eminent domain or otherwise (an "Event of Loss"), Lessee shall give Lessor immediate notice thereof and (a) have the damage repaired at its expense, without interruption of payments of Rent, or (b) if the Equipment so damaged cannot be repaired, or if the Equipment was lost,


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destroyed or title thereto taken then, on the next Rent Payment Date, pay to
Lessor the Stipulated Loss Value (as set forth in the applicable Equipment Schedule) of any irreparably damaged Equipment and all Rent charges and other charges accrued and unpaid to and including the date of such payment.

     Lessee shall give Lessor immediate notice of any damage to, or loss or destruction of, any Item of Equipment. All proceeds of insurance received by Lessor or Lessee under the policy referred to in Section 13.2 shall be applied toward the cost of repair or replacement of the Equipment or, if applicable, to reimburse Lessee for amounts, representing the Stipulated Loss Value of the Equipment, that were actually paid by Lessee to Lessor, in advance of the insurance proceeds.

     Upon replacement or payment of the Stipulated Loss Value as provided hereinabove, title to the irreparably damaged Item or Items of Equipment shall transfer to Lessee (or Lessee's designee as may be required under the provisions of an insurance policy or maintenance agreement provided by Lessee with respect to the Equipment or otherwise) on an "as is" basis, without recourse or warranty and the Lease with respect to such Item or Items of Equipment shall terminate.

     13.2 INSURANCE. (a) Lessee will, at all times prior to the return of the Equipment to Lessor, at its own expense, carry and maintain or cause to be carried and maintained (i) property insurance with respect to the Equipment, and (ii) public liability insurance with respect to third party personal and property damage, in each case with no greater deductibles and at least comparable in amounts and against risk customarily insured against by Lessee with respect to equipment it owns or leases similar in nature to the Equipment. Property insurance with respect to the Equipment in any event shall be in an amount at least equal to the greater of (i) the fair market replacement value of the Equipment, or (ii) the Stipulated Loss Value, if any, applicable to the relevant Lease. Public liability insurance with respect to third party personal and property damage in any event shall be for an amount not less than $2,000,000 per occurrence. Any policies of insurance carried in accordance with this Section 13.2 shall (i) require 30 days' prior notice to Lessor, any Assignee and any Secured Party of cancellation, invalidation or material change in coverage, (ii) name Lessor, any Assignee and any Secured Party as additional insured, and (iii) be written by a company of recognized responsibility which is reasonably acceptable to Lessor.

     (b) On or prior to the Installation Date and thereafter not less than five days prior to any expiration date of a policy required pursuant to this
Section 13.2, Lessee shall deliver to Lessor and any additional insureds certificates of insurance issued by the insurers thereunder or by an insurance broker authorized to bind such insurers evidencing the insurance maintained pursuant to this Section 13.2; provided, however, that if the delivery of any certificate is delayed, Lessee shall deliver an executed binder with respect thereto and shall deliver the formal certificate upon receipt thereof.

     (c) Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute any and all documents that may be required to be provided to the insurance carrier in substantiation of, any claim for loss under any insurance policy and to endorse Lessee's name to any and all drafts or checks in payment of the loss proceeds limited to the coverage provided for the Equipment described in Exhibit A, the Equipment Schedule.

     (d) Notwithstanding the foregoing provisions of this Section 13.2, Lessee may self-insure with respect to damage to the Equipment, or third party personal and property damage, or both, provided that (i) such self-insurance is consistent with the self-insurance practices of Lessee with respect to equipment it owns similar in nature to the Equipment, (ii) a description of such self-insurance practices including any limits or restrictions on coverage is provided in writing to Lessor and any Assignee or Secured Party upon request, and (iii) Lessor shall in its sole discretion agree to accept self-insurance in lieu of the foregoing insurance requirements set forth in this Section 13.2.

14.  DEFAULT.


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     14.1  DEFINITION.  The occurrence of any one or more of the following events shall constitute an Event of Default under this Master Lease:

     (a) Lessee falls to pay any installment of Rent or other charge payable by Lessee under any Equipment Schedule when the same becomes due and payable and such default continues for a period of five days after written notice thereof to Lessee; or

     (b) Lessee falls to perform any other term, covenant or condition of any Equipment Schedule and such failure continues uncured for a period of 15 days after written notice; or Lessee commences action to cure such default and proceeds with reasonable diligence.

     (c) The making of an assignment by Lessee for the benefit of its creditors or the admission by Lessee in writing of its inability to pay its debts as they become due, or the insolvency of Lessee, or the filing by Lessee of a voluntary petition in bankruptcy, or the adjudication of Lessee as a bankrupt, or the filing by Lessee of any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, or the filing of any answer by Lessee admitting, or the failure by Lessee to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by Lessee to, or acquiescence by Lessee in, the appointment of any trustee, receiver or liquidator of Lessee or of all or any substantial part of the properties of Lessee, or the inability of Lessee to pay its debts when due; or

     (d) The failure by Lessee, within 45 days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of such proceeding or, within 45 days after the appointment, without the consent or acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of all or any substantial part of the properties of Lessee, to vacate such appointment; or

     (e) Any representation or warranty made by Lessee herein or in any document or certificate delivered by Lessee in connection herewith shall prove to have been incorrect in any material respect when such representation or warranty was made or given; or

     (f) Lessee shall, or shall attempt to or permit any person to, remove, sell, transfer, encumber, part with possession of, assign, relocate or sublet any Item of Equipment (except as expressly permitted by the provisions of this Master Lease).

     (g) Lessee shall consolidate with, or merge with or into any entity, or shall sell or otherwise transfer all or substantial amount of indebtedness other than in the ordinary course of its business, or engage in a leverage buy-out or any other form of corporate reorganization, unless in each case and before the event in question, the obligations under this Master Lease or any Equipment Schedule are assumed or guaranteed in a manner reasonably satisfactory to Lessor or its Assignee or Secured Party by an entity having in such party's opinion at least as good a financial condition and credit standing as those of the Lessee immediately before the event.

     14.2 REMEDIES. (a) Upon the occurrence of any Event of Default, Lessor may, at its option:

     (i) Proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee of the applicable terms and covenants of this Master Lease or any Equipment Schedule or to recover damages for the breach thereof;

     (ii) By notice to Lessee terminate this Master Lease or any Equipment Schedule;

     (iii) Take possession of the Equipment during Lessee's normal working hours, without demand or notice, wherever such Equipment may be located. Lessee hereby waives any right it may have for damages occasioned by any repossession. Any taking of possession pursuant to this subsection shall not in itself constitute termination of this Master Lease or any Equipment Schedule and shall not, in any event, relieve Lessee of its obligations hereunder or thereunder.


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     (b)  Upon taking of possession of any Equipment pursuant to
Section 14.2(a)(iv), Lessor may, at its option and without notice to Lessee, lease the repossessed Equipment to any third party on such terms and conditions as Lessor may determine or sell such Equipment at public auction or at private sale. In the event that Lessor leases or sells such repossessed Equipment, the Net Proceeds (as defined below) shall first be credited to amounts due and owing by Lessee, and shall then be used to reimburse Lessee for any liquidated damage payment made by Lessee pursuant to
Section 14.2(a)(iii). Any surplus shall be retained by Lessor. Lessee shall remain liable for any deficiency resulting from an excess of amounts due and owing by Lessee over Net Proceeds. As used herein "Net Proceeds" shall mean the sale price of the Equipment, or the aggregate rent payable pursuant to a re-lease of the Equipment discounted at the Overdue Rate, less all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lessor as a result of Lessee's default and Lessor's exercise of its remedies with respect thereto. In calculating Net Proceeds with respect to a re-lease of the Equipment for a term that extends beyond the Initial Term, only that portion of the re-lease term which does not extend beyond the Initial Term shall be used in such calculation.

     (c) Notwithstanding Lessor's choice of one or more of the remedies provided herein, Lessee shall be liable for (i) all sums due and payable for all periods up to and including the date on which Lessor declared an Event of Default to exist, and (ii) all costs, charges and expenses, including reasonable attorneys' fees and disbursements, incurred by Lessor by reason of the occurrence of any Event of Default or Lessor's exercise of its remedies hereunder. Any overdue Rent, and any unpaid amounts payable as liquidated damages pursuant to Section 14.2(a)(iii) shall bear interest at the Overdue Rate until paid in full.

     (d) No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other rights or remedy otherwise available to Lessor at law or in equity.

15.  MISCELLANEOUS.

     15.1 ENTIRE AGREEMENT. Lessor and Lessee acknowledge that there are no agreements or understandings, written or oral, between Lessor and Lessee with respect to the Equipment, other than as set forth herein and in each Equipment Schedule and that this Master Lease and each Equipment Schedule contain the entire agreement between Lessor and Lessee with respect thereto. Neither this Master Lease nor any Equipment Schedule may be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought.

     15.2 NO WAIVER; CURE. No omission or delay by Lessor at any time to exercise or enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Lessee at any time designated, shall be a waiver of any such right or remedy to which Lessor is entitled, nor shall it in any way affect the right of Lessor to enforce such provisions thereafter. If Lessee fails to perform any of its obligations under this Master Lease, Lessor or its assigns in addition to their other rights and remedies may, at the cost and expense of Lessee, perform such obligations but shall not be obligated to do so. All sums so paid by Lessor or its assigns shall be immediately due and payable by Lessee upon demand and shall bear interest at the Overdue Rate.

     15.3 BINDING NATURE. Each Equipment Schedule shall be binding upon, and shall inure to the benefit of, Lessor, Lessee and their respective successors, legal representatives and assigns, except, in the case of any Assignee or Secured Party, to the extent set forth in Section 6.2(e) hereof.

     15.4 SURVIVAL OF OBLIGATIONS. All agreements, representations and warranties contained in this Master Lease, any Equipment Schedule or in any document delivered pursuant hereto or in connection herewith shall be for the benefit of Lessor and its successors and assigns and shall survive the execution and delivery of this Master Lease and the expiration or other termination of this Master Lease.

     15.5 NOTICES. Any notice, request or other communication to either party by the other as provided for herein shall be given in writing and only shall be deemed received upon the earlier of receipt or three days after mailing if mailed postage prepaid by registered mail to Lessor or Lessee, as the case may be, at the address for such party set forth in the appropriate equipment Schedule or at such changed address as may be subsequently submitted by written notice of either party.

     15.6 APPLICABLE LAW. This Master Lease and each Equipment Schedule shall be deemed to have been made, executed and delivered in the Commonwealth of Massachusetts and shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within such State.

     15.7 SEVERABILITY. If any one or more of the provisions of this Master Lease or any Equipment Schedule shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Equipment Schedule shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     15.8 DELAY IN INSTALLATION. Lessee hereby assumes and shall bear the entire risk of loss arising out of or in connection with delays, partial performance or nonperformance by the supplier of the Equipment and Lessor shall not be liable for specific performance of this Lease or for damages if, for any reason, any supplier delays or fails to fill or improperly fills an order.

     15.9 FURTHER ASSURANCES. Upon Lessor's request, Lessee will deliver to Lessor, prior to the execution of each Equipment Schedule, a copy of its most recent Annual Report on Form 10-K filed with the securities and Exchange Commission (the "SEC") and copies of each of its quarterly reports on Form 10-Q filed with the SEC subsequent to the filing of such Form 10-K or, if Lessee does not file such reports with the SEC, copies of its most recent audited financial statements and its subsequent interim period financial statements. Lessee also shall furnish in connection with the execution and delivery of this Master Lease and, upon request by Lessor in connection with each Equipment Schedule hereunder, an opinion of counsel, a certificate of incumbency and such other documents as Lessor may reasonably request in form reasonably acceptable to Lessor. Lessee hereby authorizes Lessor to insert the serial numbers provided by Shiva for any Shiva Equipment in the Equipment Schedule, Certificate of Acceptance and UCC-1 financing statements, covering such Equipment.

     15.10 ADDITIONAL MATTERS. (a) Pursuant to Section 1, Lessee and Lessor may, from time to time mutually agree on additional terms and conditions with respect to an Equipment Schedule which may be set forth therein or attached thereto as "Riders" which shall be applicable to and constitute a part thereof. The form and content of such Riders may be (but are not limited to) as set forth in the exhibits which are attached hereto.

     (a) In the event of any conflict between the terms and conditions of this Master Lease and the terms and conditions of any Equipment Schedule or Rider, the terms and conditions of the Equipment Schedule or Rider shall prevail.

     (b) Section headings are for convenience only and shall not be construed as part of this Master Lease.

     (c) Unless otherwise specified, references to Exhibits or Sections herein shall be references to Exhibits to or Sections of this Master Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.


                                       SHIVA CORPORATION

as Lessee                              as Lessor

By: /s/ A.L. Thurburn                  By:
    --------------------------             --------------------------
Title: CEO                             Title:

HARDWARE WARRANTY
-------------------------------------------------------------------------------
SHIVA CORPORATION LIMITED WARRANTY ON HARDWARE

            Shiva Corporation ("Shiva") warrants the LanRover Access Switch against defects in materials and workmanship for a period of one year from the date of original retail purchase. During the warranty period, Shiva will, at its option, repair, replace, or refund the purchase price of any defective product at no additional cost, provided you return it during the warranty period, transportation charges prepaid, to Shiva. You must attach your name, address and telephone number, a description of the problem(s), and a dated proof-of-purchase bearing the serial number of each product returned for warranty service.

            This warranty is limited to the original purchaser of the product and is not transferable unless otherwise agreed by Shiva in writing. This warranty does not apply if the product: has been damaged by accident, abuse, misuse or misapplication; has been modified without written permission by Shiva; or if any Shiva serial number has been removed or defaced.

            UNDER NO CIRCUMSTANCES SHALL SHIVA'S LIABILITY ARISING OUT OF
            OR IN CONNECTION WITH THE PRODUCT OR THE USE OF, OR INABILITY TO USE, THE PRODUCT IN TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EXCEED THE PURCHASE PRICE OF THE PRODUCT. SHIVA MAKES NO WARRANTY OR REPRESENTATIONS, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO THE PRODUCT, ITS QUALITY, PERFORMANCE, MERCHANTABILITY, OR FITNESS IN A PARTICULAR PURPOSE.

            ANY IMPLIED WARRANTIES ARE LIMITED IN DURATION TO ONE YEAR FROM THE DATE OF ORIGINAL PURCHASE OF THE PRODUCT.

            THIS WARRANTY AND REMEDIES SET FORTH ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, ORAL OR WRITTEN, EXPRESSED OR IMPLIED. No Shiva dealer, agent, or employee is authorized to make any modification, extension, or addition to this warranty.

            SHIVA IS NOT RESPONSIBLE FOR SPECIAL, INCIDENTAL, OR
            CONSEQUENTIAL DAMAGES RESULTING FROM ANY BREACH OF WARRANTY, OR UNDER ANY LEGAL THEORY, INCLUDING LOST PROFITS, DOWNTIME, GOODWILL DAMAGE TO OR REPLACEMENT OF EQUIPMENT AND PROPERTY, AND ANY COST OF RECOVERING, REPROGRAMMING, OR REPRODUCING ANY PROGRAM OR DATA STORED IN OR USED WITH SHIVA PRODUCTS.

            Some states do not allow the exclusion of implied warranties or liability for incidental or consequential damages, so the above limitation or exclusion may not apply to you. This warranty gives you specific legal rights, and you may also have other rights which vary from state to state.

                             LEASETEC CORPORATION

                 OPERATING LEASES FOR TECHNOLOGY EQUIPMENT


December 13, 1996

Mr. Lee Thurburn
Chief Executive Officer
Website Management Co., Inc.
dba FlashNet Communications, Inc.
1812 North Forest Park Blvd.
Fort Worth, TX 76102

     Subject: Master Lease Agreement No. 96-101 dated October 31, 1996 (the "Lease")

Dear Mr. Thurburn:

The purpose of this letter is to clarify the legal entity obligated as Lessee under the above-referenced Lease. The Lease was executed by "FlashNet Communications" as Lessee. Because "FlashNet Communications" is a "doing business as" name of Website Management Co., Inc., the Lease should designate Website Management Co., Inc. as the legal entity subject to all rights and obligations under the Lease.

By your signature below, you represent and warrant on behalf of Website Management Co., Inc. that all references to "FlashNet Communications" in the Lease shall include Website Management Co., Inc. and that Website Management Co., Inc. is the Lessee under the Lease as if originally set forth therein.


Sincerely,

/s/ Donna Austin

Donna Austin
Program Manager


                                      ACCEPTED AND AGREED:

                                      WEBSITE MANAGEMENT CO., INC.


                                      By: /s/ A.L. Thurburn
                                         ----------------------------------

                                     Printed Name: A.L. Thurburn
                                                  -------------------------

                                     Title: CEO
                                           --------------------------------

                                     Date: 12/16/96
                                          ---------------------------------



         1401 PEARL STREET - BOULDER, COLORADO 80302 - (303) 443-8064

                                                                     -----------
                           MASTER LEASE AGREEMENT       Lease No.      96-101
                                 EXHIBIT A                           -----------
                             EQUIPMENT SCHEDULE         Amendment No.
                                                                     -----------

LESSEE INFORMATION
--------------------------------------------------------------------------------
FULL LEGAL NAME OF LESSEE          FULL LEGAL NAME AND ADDRESS OF LESSOR
FlashNet Communications            Shiva Corporation
----------------------------------
BUSINESS ADDRESS                   28 Crosby Drive
1812 North Forest Park Blvd.       Bedford, MA 01730
Fort Worth, TX 76102               Attn: Legal Department
                                   ---------------------------------------------
                                   EQUIPMENT LOCATION

----------------------------------
PERSON TO CONTACT
Lee Thurburn
--------------------------------------------------------------------------------

  QTY         MODEL NO.            EQUIPMENT DESCRIPTION         SERIAL NUMBER      LIST PRICE         TOTAL PRICE
   40     1se-chas                 Access Switch Chassis                             16,400.00          656,000.00
   80     1s-crd-tprc2-us          Dual Port T1/PRI with CSU                          8,400.00          672,000.00
  240     1s-crd-288-us-1          Modem Module                                       8,500.00        2,040,000.00
                                                                                                    ---------------
                                   Total List Price                                                   3,368,000.00
                                   Less: Discount                                                    (2,334,080.00)
                                                                                                    ---------------
                                   Total Selling Price                                              $ 1,033,920.00
                                                                                                    ---------------
                                                                                                    ---------------

                   Prices quoted are F.O.B shipping point
       Prices quoted do not include installation, training or taxes
--------------------------------------------------------------------------------

                          TERMS OF RENTAL PAYMENT

--------------------------------------------------------------------------------------------------------------------
 TERM OF LEASE         MONTHLY PAYMENT                 ADVANCE PAYMENT                     PURCHASE OPTION
 36 Months           $33,140.86               $ 66,281.72 Representing first and      Lesser of 5% of original
                                              last mo. payments, thereafter,          price or FMV at expiration if
                                              payments will be made monthly on the    Lessee elects to purchase.
                                              first day of each month.
--------------------------------------------------------------------------------------------------------------------

1. INVOICING INFORMATION

     Street Address:     1812 North Forest Park Blvd.
                         --------------------------
     City, State, Zip:   Fort Worth, TX 76102
                         --------------------------
     Department:
                         --------------------------
     Contact Person:     Lee Thurburn
                         --------------------------
     Telephone:          (817)332-8883 x229
                         --------------------------
     Lessee Ref No.
                         --------------------------

2. PURCHASE OPTION: Upon Expiration of the Lease Term of this Equipment Schedule, Lessee shall have the option to purchase all, but not less than all, the items of Equipment subject to and described in this Equipment Schedule for the aggregate purchase price above, provided that
     (i) this Equipment Schedule has not been terminated earlier, (ii) no default has occurred and is continuing and (iii) Lessee has provided Lessor with notice of its intention to exercise such option at least ninety (90) days prior to the expiration of the Lease Term. Upon payment to Lessor, Lessor shall transfer title to such Equipment to Lessee all on AS IS, WHERE IS, BASIS WITHOUT RECOURSE TO OR WARRANTY OF LESSOR, except that Lessor shall represent that it owns such Equipment free of any lien placed on such Equipment by, through, or under Lessor.

3. STIPULATED LOSS VALUE: The Stipulated Loss Value(s) with respect to this Equipment Schedule shall be as set forth in the attached Stipulated Loss Value Table.

4. DEFINITIONS: The terms used in this Equipment Schedule which are not otherwise defined herein shall have the meanings set forth in the Master Lease identified above.

5. LEASE TERMS AND CONDITIONS: Lessor and Lessee agree that this Equipment Schedule shall constitute a lease of the Equipment described above upon the execution and delivery to Lessor by Lessee of a Certificate of Acceptance.

ACCEPTED BY:

SHIVA CORPORATION                         FLASHNET COMMUNICATIONS
---------------------------------------   -------------------------------------
LESSOR                                    LESSEE

      [ILLEGIBLE]            11/15/96     /s/ A.L. Thurburn       10/31/96
---------------------------------------   -------------------------------------
AUTHORIZED SIGNATURE     DATE             AUTHORIZED SIGNATURE       DATE


  CFO                                     CEO
---------------------------------------   -------------------------------------
TITLE                                     TITLE